EQUITABLE
HOLDINGS

Equitable Holdings
Financial Supplement

3rd Quarter 2026

All information included in this financial supplement is unaudited.

This financial supplement should be read in conjunction with Equitable Holdings' filings with the Securities and Exchange Commission (“SEC”) can be accessed upon filing at the SEC’s website at www.sec.gov, and at our website at ir.equitableholdings.com.

3Q 2026 Financial Supplement	2

Consolidated Financials
and Key Metrics

3Q 2026 Financial Supplement	3

Key Metrics Summary

	For the Three Months Ended or As of						For the Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2025	12/31/2025	3/31/2026	6/30/2026	9/30/2026	Change	9/30/2025	9/30/2026	Change

Net income (loss)	$(1,215)	$311	$731	$(353)	$1,186	197.6%	$(1,348)	$1,564	216.0%
Net income (loss) attributable to the noncontrolling interest	(94)	(96)	(110)	(100)	(65)	30.9%	(247)	(275)	(11.3)%
Net income (loss) attributable to Holdings	$(1,309)	$215	$621	$(453)	$1,121	185.6%	$(1,595)	$1,289	180.8%
Non-GAAP Operating Earnings (1)	$455	$513	$472	$488	$595	30.8%	$1,228	$1,555	26.6%

Total equity attributable to Holdings' shareholders	$148	$(74)	$273	$(785)	$(1,803)	N/M	$148	$(1,803)	N/M
Less: Preferred Stock	1,068	1,068	1,068	1,068	1,068	—%	1,068	1,068	—%
Total equity attributable to Holdings' common shareholders	(920)	(1,142)	(795)	(1,853)	(2,871)	(212.1)%	(920)	(2,871)	(212.1)%
Less: Accumulated other comprehensive income (loss)	(6,191)	(6,280)	(6,300)	(6,465)	(8,286)	(33.8)%	(6,191)	(8,286)	(33.8)%
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$5,271	$5,138	$5,505	$4,612	$5,415	2.7%	$5,271	$5,415	2.7%

Return on Equity (ex. AOCI) (TTM)	(10.4)%	(22.0)%	(15.2)%	(19.1)%	28.1%		(10.4)%	28.1%
Non-GAAP Operating ROE (TTM) (1)	22.4%	25.6%	29.8%	36.5%	39.0%		22.4%	39.0%

Debt to capital:
Debt to Capital (ex. AOCI)	37.7%	38.3%	36.9%	40.3%	37.2%		37.7%	37.2%
Adjusted debt to capital (ex. AOCI)	35.3%	35.9%	34.5%	37.7%	34.8%		35.3%	34.8%

Adjusted capital metrics:
Total equity adjustment for Holdings' portion of AB's market value (3)	$4,443	$4,448	$4,260	$3,828	$3,780	(14.9)%	$4,443	$3,780	(14.9)%
Book value with AB at market value per common share (ex. AOCI)	$33.59	$33.84	$34.70	$30.92	$34.25	2.0%	$33.59	$34.25	2.0%
Adjusted debt to capital with AB at market value (ex. AOCI)	24.5%	24.9%	24.5%	26.9%	25.5%		24.5%	25.5%

Per common share:
Diluted earnings per common share: (2)
Net income (loss) attributable to Holdings	$(4.47)	$0.70	$2.14	$(1.68)	$4.05	190.6%	$(5.43)	$4.47	182.3%
Non-GAAP Operating Earnings (1)	$1.48	$1.73	$1.62	$1.70	$2.13	43.9%	$3.90	$5.43	39.2%
Book value per common share	$(3.18)	$(4.03)	$(2.83)	$(6.79)	$(10.69)	(236.2)%	$(3.18)	$(10.69)	(236.2)%
Book value per common share (ex. AOCI)	$18.23	$18.14	$19.56	$16.89	$20.17	10.6%	$18.23	$20.17	10.6%

Weighted-average common shares outstanding:
Basic	296.2	285.5	281.3	278.3	271.4	(8.4)%	302.4	277.0	(8.4)%
Diluted	296.2	289.1	283.8	278.3	273.4	(7.7)%	302.4	278.8	(7.8)%

Ending common shares outstanding	289.2	283.3	281.4	273.0	268.5	(7.2)%	289.2	268.5	(7.2)%
Return to common shareholders:

Common stock dividend	$81	$77	$76	$83	$82		$237	$241
Repurchase of common shares	676	277	147	366	238		1,173	751
Total capital returned to common shareholders	$757	$354	$223	$449	$320		$1,410	$992

Notes:
(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.
(2) For loss periods, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or Non-GAAP Operating Earnings per common share as inclusion of such shares would have an anti-dilutive effect.
(3) Adjustment for AB market value represents the difference between EQH economic interest in AB's total units multiplied by AB's total units and EQH economic interest in AB's Total Partners' Capital Attributable to AB Unit holders ex. AOCI. As of September 30, 2026, June 30, 2026, March 31, 2026, December 31, 2025 and September 30, 2025, AB's total units, including General Partnership units ABLP units, were $296.1 million, $297.6 million, 297.6 million, 296.5 million and 295.2 million, respectively. This is a pro-forma calculation, not the figures recorded in our financial statements.

3Q 2026 Financial Supplement	4

Consolidated Statements of Income (Loss)

	For the Three Months Ended						For the Nine Months Ended
(in millions USD, unless otherwise indicated)	9/30/2025	12/31/2025	3/31/2026	6/30/2026	9/30/2026	Change	9/30/2025	9/30/2026	Change

Revenues
Policy charges and fee income	$471	$435	$429	$426	$488	3.6%	$1,733	$1,343	(22.5)%
Premiums	258	224	240	268	216	(16.3)%	822	724	(11.9)%
Net derivative gains (losses)	(1,117)	(363)	580	(2,055)	20	101.8%	(1,692)	(1,455)	14.0%
Net investment income (loss)	1,343	1,288	1,284	1,397	1,350	0.5%	3,946	4,031	2.2%
Investment gains (losses), net	(1,170)	(84)	(29)	(65)	(84)	92.8%	(1,255)	(178)	85.8%
Investment management and service fees	1,316	1,390	1,327	1,328	1,407	6.9%	3,873	4,062	4.9%
Other income	349	387	399	359	484	38.7%	961	1,242	29.2%
Total revenues	1,450	3,277	4,230	1,658	3,881	167.7%	8,388	9,769	16.5%

Benefits and other deductions
Policyholders’ benefits	452	397	385	435	357	(21.0)%	1,998	1,177	(41.1)%
Remeasurement of liability for future policy benefits	59	(6)	9	(15)	15	(74.6)%	44	9	(79.5)%
Change in market risk benefits and purchased market risk benefits	(353)	(130)	325	(1,001)	(729)	(106.5)%	(287)	(1,405)	(389.5)%
Interest credited to policyholders’ account balances	798	744	770	834	793	(0.6)%	2,272	2,397	5.5%
Compensation and benefits	601	640	625	642	723	20.3%	1,794	1,990	10.9%
Commissions and distribution-related payments	537	567	556	562	577	7.4%	1,526	1,695	11.1%
Interest expense	61	47	62	56	55	(9.8)%	177	173	(2.3)%
Amortization of deferred policy acquisition costs	203	205	209	214	230	13.3%	584	653	11.8%
Other operating costs and expenses	440	469	402	424	472	7.3%	1,817	1,298	(28.6)%
Total benefits and other deductions	2,798	2,933	3,343	2,151	2,493	(10.9)%	9,925	7,987	(19.5)%

Income (loss) from operations, before income taxes	(1,348)	344	887	(493)	1,388	203.0%	(1,537)	1,782	215.9%
Income tax (expense) benefit	133	(33)	(156)	140	(202)	(251.9)%	189	(218)	(215.3)%
Net income (loss)	(1,215)	311	731	(353)	1,186	197.6%	(1,348)	1,564	216.0%
Less: net (income) loss attributable to the noncontrolling interest	(94)	(96)	(110)	(100)	(65)	30.9%	(247)	(275)	(11.3)%
Net income (loss) attributable to Holdings	$(1,309)	$215	$621	$(453)	$1,121	185.6%	$(1,595)	$1,289	180.8%
Less: Preferred stock dividends	(16)	(13)	(14)	(13)	(14)	12.5%	(48)	(41)	14.6%
Net income (loss) available to Holdings' common shareholders	$(1,325)	$202	$607	$(466)	$1,107	183.5%	$(1,643)	$1,248	176.0%

Adjustments related to:
Variable annuity product features (1)	$978	$258	$(386)	$1,522	$(796)		$2,123	$340
Investment (gains) losses, net (2)	1,170	84	29	65	84		1,255	178
Net actuarial (gains) losses related to pension and other postretirement benefit obligations	19	9	14	14	14		41	42
Other adjustments (3)	(164)	21	148	(430)	125		(96)	(157)
Income tax expense (benefit) related to above adjustments	(437)	(62)	41	(246)	120		(714)	(85)
Non-recurring tax items	198	(12)	5	16	(73)		214	(52)
Non-GAAP Operating earnings (4)	$455	$513	$472	$488	$595		$1,228	$1,555

Notes:
(1) As a result of the novation of certain Legacy VA policies completed during the first quarter of 2025, the Company recorded a loss of $499 million in pre-tax net income and an increase of $263 million in pre-tax AOCI, for a total impact loss of $236 million for the nine months ended September 30, 2025.
(2) Includes $1.1 billion as a result of assets transferred related to the reinsurance transaction with RGA for the three and nine months ended September 30, 2025.
(3) Includes the following impacts on Non-VA derivatives: a loss of $7 million and a gain of $315 million on Non-VA derivatives for the three and nine months ended September 30, 2026, a loss of $176 million for the three months ended June 30, 2026, a loss of $146 million for the three months ended March 31, 2026, a gain of $41 million for the three months ended December 31, 2025, and a gain of $230 million and $262 million for the three and nine months ended September 30, 2025, respectively.
(4) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.

3Q 2026 Financial Supplement	5

Consolidated Balance Sheets

	Balances as of
(in millions USD, unless otherwise indicated)	9/30/2025	12/31/2025	3/31/2026	6/30/2026	9/30/2026

Assets
Total investments	$116,505	$121,004	$121,679	$125,851	$127,653
Cash and cash equivalents	13,604	12,462	9,904	17,183	17,527
Cash and securities segregated, at fair value	425	499	351	229	579
Broker-dealer related receivables	1,996	2,162	2,183	2,291	2,371
Deferred policy acquisition costs	7,430	7,523	7,584	7,638	7,686
Goodwill and other intangible assets, net	5,327	5,309	5,350	5,335	5,317
Amounts due from reinsurers	20,025	20,127	20,373	20,744	21,137
Current and deferred income taxes	2,337	2,577	2,611	2,986	3,269
Purchased market risk benefits	5,415	5,260	5,266	4,710	4,190
Other assets	3,678	3,771	3,936	3,744	3,815
Assets for market risk benefits	762	752	675	940	1,303
Separate Accounts assets	136,905	136,544	130,470	143,006	139,161
Total assets	$314,409	$317,990	$310,382	$334,657	$334,008

Liabilities
Policyholders’ account balances	$129,561	$133,433	$132,662	$146,445	$150,483
Liability for market risk benefits	10,301	10,153	9,825	8,816	7,705
Future policy benefits and other policyholders’ liabilities	17,611	17,660	17,441	17,372	16,949
Broker-dealer related payables	1,367	1,370	665	798	905
Customers related payables	1,740	1,937	1,988	2,051	2,153
Amounts due to reinsurers	1,451	1,542	1,306	1,155	1,199
Short-term debt	—	25	—	—	—
Long-term debt	3,833	3,835	3,837	3,839	3,841
Notes issued by consolidated variable interest entities, at fair value using the fair value option	2,530	2,702	3,090	3,128	3,485
Other liabilities	7,162	7,001	6,848	6,824	7,883
Separate Accounts liabilities	136,905	136,544	130,470	143,006	139,161
Total liabilities	312,461	316,202	308,132	333,434	333,764
Redeemable noncontrolling interest	344	322	390	365	425

Equity
Preferred stock	1,068	1,068	1,068	1,068	1,068
Common stock	5	5	5	5	5
Additional paid-in capital	1,917	1,932	1,915	1,939	1,955
Treasury shares	(5,011)	(5,165)	(5,190)	(5,559)	(5,799)
Retained earnings	8,360	8,366	8,775	8,227	9,254
Accumulated other comprehensive income (loss)	(6,191)	(6,280)	(6,300)	(6,465)	(8,286)
Total equity attributable to Holdings	148	(74)	273	(785)	(1,803)
Noncontrolling interest	1,456	1,540	1,587	1,643	1,622
Total equity	1,604	1,466	1,860	858	(181)
Total liabilities, redeemable noncontrolling interest and equity	$314,409	$317,990	$310,382	$334,657	$334,008

3Q 2026 Financial Supplement	6

Consolidated Capital Structure

	Balances as of
(in millions USD, unless otherwise indicated)	9/30/2025	12/31/2025	3/31/2026	6/30/2026	9/30/2026

Short-term and long-term debt:

Total short-term debt	$—	$25	$—	$—	$—
Total long-term debt	3,833	3,835	3,837	3,839	3,841
Total short-term and long-term debt: [A]	$3,833	$3,860	$3,837	$3,839	$3,841

Equity:
Preferred stock	$1,068	$1,068	$1,068	$1,068	$1,068
Common stock	5	5	5	5	5
Additional paid-in capital	1,917	1,932	1,915	1,939	1,955
Treasury stock, at cost	(5,011)	(5,165)	(5,190)	(5,559)	(5,799)
Retained earnings	8,360	8,366	8,775	8,227	9,254
Accumulated other comprehensive income (loss)	(6,191)	(6,280)	(6,300)	(6,465)	(8,286)
Total equity attributable to Holdings	148	(74)	273	(785)	(1,803)
Noncontrolling interest	1,456	1,540	1,587	1,643	1,622
Total equity	$1,604	$1,466	$1,860	$858	$(181)

Total equity attributable to Holdings, (ex. AOCI): [B]	$6,339	$6,206	$6,573	$5,680	$6,483

Capital:
Total capitalization	$3,981	$3,786	$4,110	$3,054	$2,038
Total capitalization (ex. AOCI): [A+B] (2)	$10,172	$10,066	$10,410	$9,519	$10,324

Debt to capital:
Debt to capital (ex. AOCI) (1)	37.7%	38.3%	36.9%	40.3%	37.2%
Adjusted debt to capital (ex. AOCI)	35.3%	35.9%	34.5%	37.7%	34.8%
Adjusted debt to capital with AB at market value (ex. AOCI)	24.5%	24.9%	24.5%	26.9%	25.5%

	For the Three Months Ended
	9/30/2025	12/31/2025	3/31/2026	6/30/2026	9/30/2026
Roll-forward of common shares outstanding (millions of shares):
Beginning balance	301.7	289.2	283.3	281.4	273.0
Repurchases	(10.9)	(3.3)	(1.0)	(8.7)	(4.6)
Retirements	(1.8)	(2.6)	(2.1)	—	—
Issuances	0.2	—	1.3	0.2	0.1
Ending basic common shares outstanding	289.2	283.3	281.4	273.0	268.5
Total potentially dilutive shares	3.6	3.6	2.5	1.4	2.0
Ending common shares outstanding - maximum potential dilution	292.8	286.9	283.9	274.4	270.5
Notes:
(1) Debt to capital ratio exclusive of CLO Warehousing Debt as the VIE debt is non-recourse.
(2) Adjusted to reflect 50% equity credit for $500 million of Junior Subordinated debt issued during Q1’25

3Q 2026 Financial Supplement	7

Operating Earnings (Loss) by Segment and Corporate and Other

	For the Three Months Ended September 30, 2026
(in millions USD, unless otherwise indicated)	Retirement	Asset Management	Wealth Management	Corporate and Other	Eliminations	Consolidated
Revenues
Policy charges, fee income and premiums	$331	$—	$—	$262	$—	$593
Net investment income (loss)	1,315	1	4	45	39	1,404
Net derivative gains (losses)	(5)	6	—	(2)	6	5
Investment management, service fees and other income	243	1,134	578	128	(298)	1,785
Segment revenues	1,884	1,141	582	433	(253)	3,787
Benefits and other deductions
Policyholders’ benefits	71	—	—	209	—	280
Remeasurement of liability for future policy benefits	—	—	—	(17)	—	(17)
Interest credited to policyholders’ account balances	830	—	—	54	—	884
Commissions and distribution-related payments	188	189	369	58	(247)	557
Amortization of deferred policy acquisition costs	182	—	—	48	—	230
Compensation and benefits, interest expense, financing fees and other operating costs and expense	95	652	114	153	(6)	1,008
Segment benefits and other deductions	1,366	841	483	505	(253)	2,942
Operating earnings (loss), before income taxes	518	300	99	(72)	—	845
Income Taxes	(86)	(52)	(24)	11	—	(151)
Operating earnings (loss), before noncontrolling interest	432	248	75	(61)	—	694
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	(96)	—	(3)	—	(99)
Operating earnings (loss)	$432	$152	$75	$(64)	$—	$595

	For the Three Months Ended September 30, 2025
	Retirement	Asset Management	Wealth Management	Corporate and Other	Eliminations	Consolidated
Revenues
Policy charges, fee income and premiums	$296	$—	$—	$433	$—	$729
Net investment income (loss)	1,116	14	3	183	34	1,350
Net derivative gains (losses)	(2)	(4)	—	(13)	2	(17)
Investment Management, service fees and other income	182	1,134	496	134	(271)	1,675
Segment revenues	1,592	1,144	499	737	(235)	3,737
Benefits and other deductions
Policyholders’ benefits	73	—	—	438	—	511
Remeasurement of liability for future policy benefits	(1)	—	—	16	—	15
Interest credited to policyholders’ account balances	685	—	—	96	—	781
Commissions and distribution-related payments	153	209	320	82	(227)	537
Amortization of deferred policy acquisition costs	153	—	—	50	—	203
Compensation and benefits, interest expense, financing fees and other operating costs and expense	86	642	101	222	(8)	1,043
Segment benefits and other deductions	1,149	851	421	904	(235)	3,090
Operating earnings (loss), before income taxes	443	293	78	(167)	—	647
Income Taxes	(38)	(46)	(19)	8	—	(95)
Operating earnings (loss), before noncontrolling interest	405	247	59	(159)	—	552
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	(93)	—	(4)	—	(97)
Operating earnings (loss)	$405	$154	$59	$(163)	$—	$455

3Q 2026 Financial Supplement	8

Operating Earnings (Loss) by Segment and Corporate and Other (2/2)

	For the Nine Months Ended September 30, 2026
(in millions USD, unless otherwise indicated)	Retirement	Asset Management	Wealth Management	Corporate and Other	Eliminations	Consolidated
Revenues
Policy charges, fee income and premiums	$966	$—	$—	$990	$—	$1,956
Net investment income (loss)	3,742	7	10	170	103	4,032
Net derivative gains (losses)	(15)	—	—	(22)	16	(21)
Investment Management, service fees and other income	618	3,382	1,657	368	(865)	5,160
Segment revenues	5,311	3,389	1,667	1,506	(746)	11,127
Benefits and other deductions
Policyholders’ benefits	220	—	—	880	—	1,100
Remeasurement of liability for future policy benefits	(3)	—	—	(20)	—	(23)
Interest credited to policyholders’ account balances	2,341	—	—	159	—	2,500
Commissions and distribution-related payments	535	580	1,070	210	(720)	1,675
Amortization of deferred policy acquisition costs	506	—	—	147	—	653
Compensation and benefits, interest expense, financing fees and other operating costs and expense	292	1,947	347	486	(26)	3,046
Segment benefits and other deductions	3,891	2,527	1,417	1,862	(746)	8,951
Operating earnings (loss), before income taxes	1,420	862	250	(356)	—	2,176
Income Taxes	(190)	(137)	(57)	44	—	(340)
Operating earnings (loss), before noncontrolling interest	1,230	725	193	(312)	—	1,836
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	(275)	—	(6)	—	(281)
Operating earnings (loss)	$1,230	$450	$193	$(318)	$—	$1,555

	For the Nine Months Ended September 30, 2025
	Retirement	Asset Management	Wealth Management	Corporate and Other	Eliminations	Consolidated
Revenues
Policy charges, fee income and premiums	$889	$—	$—	$1,666	$—	$2,555
Net investment income (loss)	3,151	39	8	684	90	3,972
Net derivative gains (losses)	(12)	(28)	—	(16)	12	(44)
Investment Management, service fees and other income	510	3,315	1,422	389	(797)	4,839
Segment revenues	4,538	3,326	1,430	2,723	(695)	11,322
Benefits and other deductions
Policyholders’ benefits	241	—	—	1,816	—	2,057
Remeasurement of liability for future policy benefits	(2)	—	—	2	—	—
Interest credited to policyholders’ account balances	1,847	—	—	402	—	2,249
Commissions and distribution-related payments	440	607	909	237	(667)	1,526
Amortization of deferred policy acquisition costs	435	—	—	149	—	584
Compensation and benefits, interest expense, financing fees and other operating costs and expense	261	1,890	315	660	(28)	3,098
Segment benefits and other deductions	3,222	2,497	1,224	3,266	(695)	9,514
Operating earnings (loss), before income taxes	1,316	829	206	(543)	—	1,808
Income Taxes	(177)	(135)	(52)	75	—	(289)
Operating earnings (loss), before noncontrolling interest	1,139	694	154	(468)	—	1,519
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	(283)	—	(8)	—	(291)
Operating earnings (loss)	$1,139	$411	$154	$(476)	$—	$1,228

3Q 2026 Financial Supplement	9

Assets Under Management and Administration

	Balances as of
(in billions USD, unless otherwise indicated)	9/30/2025	12/31/2025	3/31/2026	6/30/2026	9/30/2026

AB AUM
Total AB	$860.1	$866.9	$838.6	$905.5	$900.4
Exclusion for General Account and other Affiliated Accounts	(85.3)	(87.3)	(88.8)	(94.2)	(106.7)
Exclusion for Separate Accounts	(50.4)	(51.0)	(48.8)	(63.3)	(62.3)
AB third party	$724.4	$728.6	$701.0	$748.0	$731.4

Total Company AUM
AB third party	$724.4	$728.6	$701.0	$748.0	$731.4
General Account and other Affiliated Accounts (1) (3) (4) (6)	130.1	133.5	131.6	143.0	145.2
Separate Accounts (2) (3) (4) (6)	136.9	136.5	130.5	143.0	139.2
Total AUM	$991.4	$998.6	$963.1	$1,034.0	$1,015.8

Total AUA (5)	$118.2	$122.0	$131.0	$140.6	$140.4
Total AUM/A	$1,109.6	$1,120.6	$1,094.1	$1,174.6	$1,156.2

Market Values:
S&P 500	6,688	6,846	6,529	7,499	7,652
US 10-Year Treasury	4.2%	4.2%	4.3%	4.4%	5.3%
Notes:
(1) “General Account and other Affiliated Accounts” refers to assets held in the general accounts of our insurance companies and other assets on which we bear the investment risk.
(2) “Separate Accounts” refers to the separate account investment assets of our insurance subsidiaries excluding any assets on which we bear the investment risk.
(3) As of September 30, 2026, June 30, 2026, March 31, 2026, December 31, 2025 and September 30, 2025, Separate Accounts AUM is inclusive of $7.8 billion, $8.2 billion, $7.6 billion, $8.2 billion and $8.4 billion & General Account AUM is inclusive of $26 million, $28 million, $27 million, $28 million and $30 million, respectively, ceded to Venerable.
(4) As of September 30, 2026, June 30, 2026, March 31, 2026, December 31, 2025 and September 30, 2025, Separate Accounts AUM is inclusive of $7.3 billion, $7.6 billion, $6.8 billion, $7.2 billion and $7.2 billion & General Account AUM is inclusive of $2.8 billion, $2.9 billion, $2.9 billion, $3.0 billion and $3.1 billion, respectively, ceded to Global Atlantic.
(5) Includes Advisory, Brokerage and Direct assets included in our Wealth Management segment.
(6) As of September 30, 2026, June 30, 2026, March 31, 2026, December 31, 2025 and September 30, 2025, Separate Accounts AUM is inclusive of $16.1 billion, $16.3 billion, $14.5 billion, $15.1 billion and $15.0 billion & General Account AUM is inclusive of $9.4 billion, $9.3 billion, $9.3 billion, $9.3 billion and $9.3 billion, respectively, ceded to RGA.

3Q 2026 Financial Supplement	10

Business Segments:
Operating Earnings Results and Metrics

3Q 2026 Financial Supplement	11

Retirement - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						For the Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2025	12/31/2025	3/31/2026	6/30/2026	9/30/2026	Change	9/30/2025	9/30/2026	Change

Revenues
Policy charges, fee income and premiums	$296	$328	$307	$328	$331	11.8%	$889	$966	8.7%
Net investment income (loss)	1,116	1,161	1,193	1,234	1,315	17.8%	3,151	3,742	18.8%
Net derivative gains (losses)	(2)	(9)	(6)	(4)	(5)	(150.0)%	(12)	(15)	(25.0)%
Investment management, service fees and other income	182	186	185	190	243	33.5%	510	618	21.2%
Segment revenues	1,592	1,666	1,679	1,748	1,884	18.3%	4,538	5,311	17.0%

Benefits and other deductions
Policyholders’ benefits	73	84	70	79	71	(2.7)%	241	220	(8.7)%
Remeasurement of liability for future policy benefits	(1)	—	(1)	(2)	—	100.0%	(2)	(3)	(50.0)%
Interest credited to policyholders’ account balances	685	713	737	774	830	21.2%	1,847	2,341	26.7%
Commissions and distribution-related payments	153	178	171	176	188	22.9%	440	535	21.6%
Amortization of deferred policy acquisition costs	153	156	160	164	182	19.0%	435	506	16.3%
Compensation and benefits, interest expense, financing fees and other operating costs and expense	86	95	92	105	95	10.5%	261	292	11.9%
Segment benefits and other deductions	1,149	1,226	1,229	1,296	1,366	18.9%	3,222	3,891	20.8%

Operating earnings (loss), before income taxes	443	440	450	452	518	16.9%	1,316	1,420	7.9%
Income taxes	(38)	(30)	(54)	(50)	(86)	(126.3)%	(177)	(190)	(7.3)%
Operating earnings (loss), before noncontrolling interest	405	410	396	402	432	6.7%	1,139	1,230	8.0%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$405	$410	$396	$402	$432	6.7%	$1,139	$1,230	8.0%

Summary Metrics

Operating earnings (loss) (TTM)	$1,524	$1,549	$1,565	$1,613	$1,640	7.6%	$1,524	$1,640	7.6%

Average asset value (TTM)	$158,988	$163,857	$168,549	$175,387	$180,252	13.4%	$158,988	$180,252	13.4%

Return on assets (TTM)	1.11%	1.07%	1.04%	1.02%	1.03%		1.11%	1.03%

Net flows	$1,120	$1,260	$1,288	$1,684	$1,097	(2.1)%	$4,663	$4,069	(12.7)%

Additional Detail

Net investment income (loss):
Investment income, excluding alternatives	$1,093	$1,128	$1,174	$1,229	$1,289	17.9%	$3,078	$3,692	19.9%
Alternative investment income	23	33	19	5	26	13.0%	73	50	(31.5)%
Total Net investment income (loss)	$1,116	$1,161	$1,193	$1,234	$1,315	17.8%	$3,151	$3,742	18.8%

Net interest margin	$429	$439	$450	$456	$480	11.9%	$1,292	$1,386	7.3%

3Q 2026 Financial Supplement	12

Retirement - Select Operating Metrics

	For the Three Months Ended or As of					For the Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2025	12/31/2025	3/31/2026	6/30/2026	9/30/2026	9/30/2025	9/30/2026

Sales Metrics
First Year Premiums and Deposits:
Registered indexed-linked annuities (RILA)	$3,870	$4,190	$4,024	$4,136	$4,191	$11,176	$12,351
Traditional variable annuities	962	994	1,087	1,069	1,197	2,946	3,353
Tax-exempt (1)	387	574	511	360	449	1,033	1,320
Corporate	64	70	94	103	108	212	305
Institutional	87	87	204	480	171	836	855
Other (1)	88	60	52	71	79	183	202
Total First Year Premiums and Deposits	$5,458	$5,975	$5,972	$6,219	$6,195	$16,386	$18,386

Renewal Premiums and Deposits:
Tax-exempt (1)	$396	$517	$493	$538	$424	$1,394	$1,455
Corporate	95	91	99	89	91	289	279
Other (1)	91	98	84	70	68	270	222
Total Renewal Premiums and Deposits	$582	$706	$676	$697	$583	$1,953	$1,956

Total Premiums and Deposits	$6,040	$6,681	$6,648	$6,916	$6,778	$18,339	$20,342

Net Amount at Risk (NAR)
Total GMIB NAR	$60	$71	$84	$92	$91	$60	$91
Total GMWB NAR	$—	$—	$—	$—	$—	$—	$—
Total GMDB NAR	$2,907	$2,957	$3,262	$2,897	$3,157	$2,907	$3,157
MRB Reserves (Net of Reinsurance)	$706	$767	$814	$520	$71	$706	$71
Notes:
(1) Net of reinsurance

3Q 2026 Financial Supplement	13

Retirement - Asset Value Rollforward

	For the Three Months Ended or As of					For the Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2025	12/31/2025	3/31/2026	6/30/2026	9/30/2026	9/30/2025	9/30/2026
General Account:
Account value balance, beginning of period	$87,413	$93,825	$97,628	$96,753	$106,931	$78,361	$97,628
Premiums and deposits (1)	4,219	4,718	4,064	4,996	4,217	13,036	13,277
Surrenders, withdrawals and benefits	(2,186)	(2,429)	(2,354)	(2,341)	(2,514)	(5,917)	(7,209)
Net flows	2,033	2,289	1,710	2,655	1,703	7,119	6,068
Net flows ceded for third-party flow reinsurance	—	(181)	(395)	(496)	(526)	—	(1,417)
Change in market value, reinvestment	658	609	239	98	(592)	2,948	(255)
Change in fair value of embedded derivative instruments	3,721	1,086	(2,429)	7,921	1,501	5,397	6,993
Account value balance, end of period	93,825	97,628	96,753	106,931	109,017	93,825	109,017
Embedded derivative value, end of period	21,215	21,553	18,269	25,230	25,628	21,215	25,628
Account value balance, end of period (net of embedded derivatives)	72,610	76,075	78,484	81,701	83,389	72,610	83,389
Total spread lending balances, end of period	16,755	17,534	17,064	19,658	20,154	16,755	20,154
Reserves, end of period (excluding MRBs)	5,177	5,300	5,284	5,400	5,212	5,177	5,212
Balance, end of period, General Account asset value	$94,542	$98,909	$100,832	$106,759	$108,755	$94,542	$108,755

Separate Accounts:
Account value balance, beginning of period	$74,029	$77,131	$77,257	$74,844	$82,008	$72,837	$77,257
Premiums and deposits (1)	1,779	1,922	2,555	1,885	2,527	5,179	6,967
Surrenders, withdrawals and benefits	(2,692)	(2,951)	(2,977)	(2,856)	(3,133)	(7,635)	(8,966)
Net flows	(913)	(1,029)	(422)	(971)	(606)	(2,456)	(1,999)
Change in market value, reinvestment and other	4,015	1,155	(1,991)	8,135	(1,176)	6,750	4,968
Balance, end of period, Separate Accounts asset value	$77,131	$77,257	$74,844	$82,008	$80,226	$77,131	$80,226

Total:
Account value balance, beginning of period	$161,442	$170,956	$174,885	$171,597	$188,939	$151,198	$174,885
Premiums and deposits (1)	5,998	6,640	6,619	6,881	6,744	18,215	20,244
Surrenders, withdrawals and benefits	(4,878)	(5,380)	(5,331)	(5,197)	(5,647)	(13,552)	(16,175)
Net flows	1,120	1,260	1,288	1,684	1,097	4,663	4,069
Net flows ceded for third-party flow reinsurance	—	(181)	(395)	(496)	(526)	—	(1,417)
Change in market value, reinvestment	4,673	1,764	(1,752)	8,233	(1,768)	9,698	4,713
Change in fair value of embedded derivative instruments	3,721	1,086	(2,429)	7,921	1,501	5,397	6,993
Account value balance, end of period	170,956	174,885	171,597	188,939	189,243	170,956	189,243
Embedded derivative value, end of period	21,215	21,553	18,269	25,230	25,628	21,215	25,628
Account value balance, end of period (net of embedded derivatives)	149,741	153,332	153,328	163,709	163,615	149,741	163,615
Total spread lending balances, end of period	16,755	17,534	17,064	19,658	20,154	16,755	20,154
Reserves, end of period (excluding MRBs)	5,177	5,300	5,284	5,400	5,212	5,177	5,212
Balance, end of period, total asset value	$171,673	$176,166	$175,676	$188,767	$188,981	$171,673	$188,981
Notes:
(1) Excludes deposits from certain other products reported as first year premiums and deposits or renewal premiums and deposits elsewhere in this document.

3Q 2026 Financial Supplement	14

Asset Management - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						For the Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2025	12/31/2025	3/31/2026	6/30/2026	9/30/2026	Change	9/30/2025	9/30/2026	Change

Revenues
Net investment income (loss)	$14	$9	$(6)	$12	$1	(92.9)%	$39	$7	(82.1)%
Net derivative gains (losses)	(4)	(1)	4	(10)	6	250.0%	(28)	—	100.0%
Investment management, service fees and other income	1,134	1,217	1,116	1,132	1,134	—%	3,315	3,382	2.0%
Segment revenues	1,144	1,225	1,114	1,134	1,141	(0.3)%	3,326	3,389	1.9%

Benefits and other deductions
Commissions and distribution-related payments	209	206	197	194	189	(9.6)%	607	580	(4.4)%
Compensation and benefits, interest expense, financing fees and other operating costs and expense	642	695	639	656	652	1.6%	1,890	1,947	3.0%
Segment benefits and other deductions	851	901	836	850	841	(1.2)%	2,497	2,527	1.2%

Operating earnings (loss), before income taxes	293	324	278	284	300	2.4%	829	862	4.0%
Income taxes	(46)	(61)	(49)	(36)	(52)	(13.0)%	(135)	(137)	(1.5)%
Operating earnings (loss), before noncontrolling interest	247	263	229	248	248	0.4%	694	725	4.5%
Less: Operating (earnings) loss attributable to the noncontrolling interest	(93)	(103)	(89)	(90)	(96)	(3.2)%	(283)	(275)	2.8%
Operating earnings (loss)	$154	$160	$140	$158	$152	(1.3)%	$411	$450	9.5%

Summary Metrics

Adjusted operating margin (1)	34.2%	34.5%	33.4%	33.0%	33.5%		33.4%	33.3%

Net flows (in billions USD)	$(2.3)	$(4.7)	$(7.1)	$0.8	$6.6		$(6.6)	$0.3

Total AUM (in billions USD)	$860.1	$866.9	$838.6	$905.5	$900.4		$860.1	$900.4

Ownership Structure of AB

Holdings and its subsidiaries	68.5%	68.2%	68.0%	68.1%	68.3%		68.5%	68.3%
AB Holding	30.8%	31.1%	31.4%	31.3%	31.1%		30.8%	31.1%
Unaffiliated holders	0.7%	0.7%	0.6%	0.6%	0.6%		0.7%	0.6%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

EQH economic interest	68.5%	68.3%	68.0%	68.1%	68.3%		68.5%	68.3%
EQH average economic interest	68.6%	68.5%	68.1%	68.0%	68.2%		66.3%	68.1%

Units of limited partnership outstanding (in millions)	292.2	293.5	294.6	294.3	293.1		292.2	293.1

Notes:
(1) Adjusted operating margin is a non-GAAP financial measure used by AllianceBernstein L.P. (“AB”) management in evaluating AB’s financial performance on a standalone basis and to compare its performance, as reported by AB in its public filings. It is not comparable to any other non-GAAP financial measure used herein.

3Q 2026 Financial Supplement	15

Asset Management - AB Select Adjusted Financials and Ratios

	For the Three Months Ended or As of						For the Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2025	12/31/2025	3/31/2026	6/30/2026	9/30/2026	Change	9/30/2025	9/30/2026	Change

AB revenues
Base fees	$821	$840	$819	$829	$845	2.9%	$2,375	$2,493	5.0%
Performance fees
Private markets (1)	19	46	5	8	21	10.5%	61	34	(44.3)%
Public markets	1	37	18	16	5	400.0%	28	39	39.3%
Investment gains (losses)	8	—	(5)	2	2	(75.0)%	5	(1)	(120.0)%
Dividend & interest revenue	32	31	27	27	26	(18.8)%	95	80	(15.8)%
Other revenues	19	18	20	19	18	(5.3)%	52	57	9.6%
Total AB revenues	900	972	884	901	917	1.9%	2,616	2,702	3.3%
Less: broker-dealer related interest expense	15	14	13	13	13	(13.3)%	49	39	(20.4)%
AB adjusted net revenues	885	958	871	888	904	2.1%	2,567	2,663	3.7%

AB expenses
Compensation and fringes	429	458	422	431	439	2.3%	1,244	1,292	3.9%
Other employment costs	10	8	10	10	10	—%	28	30	7.1%
Total AB compensation and benefits	439	466	432	441	449	2.3%	1,272	1,322	3.9%
Promotion and servicing	30	40	31	33	32	6.7%	94	96	2.1%
General and administrative	113	123	117	121	120	6.2%	342	358	4.7%
Total AB adjusted operating expenses	582	629	580	595	601	3.3%	1,708	1,776	4.0%

AB adjusted operating income, before income taxes	303	329	291	293	303	—%	859	887	3.3%
Interest on borrowings	7	5	7	7	5	(28.6)%	23	19	(17.4)%
Other	3	—	6	2	(2)	(166.7)%	7	6	(14.3)%
Operating earnings (loss), before income taxes	293	324	278	284	300	2.4%	829	862	4.0%
Income taxes	(46)	(61)	(49)	(36)	(52)	(13.0)%	(135)	(137)	(1.5)%
Operating earnings (loss), before noncontrolling interest	247	263	229	248	248	0.4%	694	725	4.5%
Less: Operating (earnings) loss attributable to the noncontrolling interest	(93)	(103)	(89)	(90)	(96)	(3.2)%	(283)	(275)	2.8%
Operating earnings (loss)	$154	$160	$140	$158	$152	(1.3)%	$411	$450	9.5%

Adjusted operating margin (2)	34.2%	34.5%	33.4%	33.0%	33.5%		33.4%	33.3%
Compensation ratio	48.5%	47.8%	48.5%	48.5%	48.5%		48.5%	48.5%

Notes:
(1) Private Market strategies eligible for performance fees include: AB-Private Credit Investors (“AB-PCI”), US and EU Commercial Real Estate Debt, and AB CarVal.
(2) Adjusted operating margin is a non-GAAP financial measure used by AllianceBernstein L.P. (“AB”) management in evaluating AB’s financial performance on a standalone basis and to compare its performance, as reported by AB in its public filings. It is not comparable to any other non-GAAP financial measure used herein.

3Q 2026 Financial Supplement	16

Asset Management - Select Operating Metrics

	For the Three Months Ended or As of
(in billions USD, unless otherwise indicated)	9/30/2025	12/31/2025	3/31/2026	6/30/2026	9/30/2026

AUM Roll-forward
Balance as of beginning of period	$829.1	$860.1	$866.9	$838.6	$905.5
Sales/new accounts	42.4	33.7	35.6	44.8	47.1
Redemptions/terminations	(27.8)	(32.6)	(35.8)	(37.5)	(34.1)
Cash flow/unreinvested dividends	(16.9)	(5.8)	(6.9)	(6.5)	(6.4)
Net long-term (outflows) inflows	(2.3)	(4.7)	(7.1)	0.8	6.6
Market appreciation (depreciation)	33.3	11.5	(21.2)	66.1	(11.7)
Net change	31.0	6.8	(28.3)	66.9	(5.1)
Balance as of end of period	$860.1	$866.9	$838.6	$905.5	$900.4

Ending Assets by distribution channel
Institutions	$351.4	$354.2	$347.7	$371.1	$382.4
Retail	356.2	356.4	335.5	367.3	352.9
Private Wealth	152.5	156.3	155.4	167.1	165.1
Total	$860.1	$866.9	$838.6	$905.5	$900.4

Ending Assets by investment service
Equity
Actively Managed	$281.3	$278.0	$252.5	$279.1	$266.3
Passively Managed (1)	77.3	78.3	74.7	85.9	89.4
Total Equity	$358.6	$356.3	$327.2	$365.0	$355.7
Fixed Income
Actively Managed	$300.1	$303.9	$303.6	$306.2	$297.3
Passively Managed (1)	10.1	9.7	9.4	18.4	17.5
Total Fixed Income	310.2	313.6	313.0	324.6	314.8
Total Alternatives/Multi-Asset Solutions (2)	191.3	197.0	198.4	215.9	229.9
Total	$860.1	$866.9	$838.6	$905.5	$900.4

Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services.

3Q 2026 Financial Supplement	17

Asset Management - Net Flows

	For the Three Months Ended					For the Nine Months Ended
(in billions USD, unless otherwise indicated)	9/30/2025	12/31/2025	3/31/2026	6/30/2026	9/30/2026	9/30/2025	9/30/2026
Net Flows by Distribution Channel
Institutions
US	$(2.1)	$2.3	$0.3	$3.6	$18.2	$3.4	$22.1
Global and Non-US	0.3	(4.3)	(2.2)	(3.0)	(2.5)	(6.0)	(7.7)
Total Institutions	$(1.8)	$(2.0)	$(1.9)	$0.6	$15.7	$(2.6)	$14.4
Retail
US	$(2.3)	$(1.6)	$(1.9)	$5.1	$(4.9)	$(0.9)	$(1.7)
Global and Non-US	0.6	(1.9)	(3.9)	(4.2)	(3.5)	(4.7)	(11.6)
Total Retail	$(1.7)	$(3.5)	$(5.8)	$0.9	$(8.4)	$(5.6)	$(13.3)
Private Wealth
US	$1.3	$0.5	$0.9	$(0.3)	$(1.2)	$3.0	$(0.6)
Global and Non-US	(0.1)	0.3	(0.3)	(0.4)	0.5	(1.4)	(0.2)
Total Private Wealth	$1.2	$0.8	$0.6	$(0.7)	$(0.7)	$1.6	$(0.8)
Total Net Flows by Distribution Channel	$(2.3)	$(4.7)	$(7.1)	$0.8	$6.6	$(6.6)	$0.3
Net Flows by Investment Service
Equity Active
US	$(6.3)	$(5.1)	$(5.5)	$(6.5)	$(9.1)	$(9.9)	$(21.1)
Global and Non-US	(0.1)	(2.5)	(5.4)	(4.1)	(3.4)	(5.0)	(12.9)
Total Equity Active	$(6.4)	$(7.6)	$(10.9)	$(10.6)	$(12.5)	$(14.9)	$(34.0)
Equity Passive (1)
US	$(1.1)	$(1.0)	$(0.6)	$(0.2)	$2.0	$(1.2)	$1.2
Global and Non-US	2.3	—	(0.3)	0.2	0.5	0.7	0.4
Total Equity Passive (1)	$1.2	$(1.0)	$(0.9)	$—	$2.5	$(0.5)	$1.6
Fixed Income - Taxable
US	$(2.7)	$1.4	$2.3	$(0.7)	$4.2	$1.5	$5.8
Global and Non-US	(1.5)	(3.4)	(4.0)	(3.9)	(3.9)	(8.6)	(11.8)
Total Fixed Income - Taxable	$(4.2)	$(2.0)	$(1.7)	$(4.6)	$0.3	$(7.1)	$(6.0)
Fixed Income - Tax-Exempt
US	$4.1	$3.9	$3.3	$2.9	$1.6	$7.7	$7.8
Global and Non-US	—	—	—	—	—	—	—
Total Fixed Income - Tax-Exempt	$4.1	$3.9	$3.3	$2.9	$1.6	$7.7	$7.8
Fixed Income - Passive (1)
US	$(0.1)	$0.1	$(0.2)	$8.9	$(0.3)	$(0.6)	$8.4
Global and Non-US	(0.1)	(0.5)	(0.1)	—	—	(0.2)	(0.1)
Total Fixed Income - Passive (1)	$(0.2)	$(0.4)	$(0.3)	$8.9	$(0.3)	$(0.8)	$8.3
Alternatives/Multi-Asset Solutions (2)
US	$3.0	$1.9	$—	$4.0	$13.7	$8.0	$17.7
Global and Non-US	0.2	0.5	3.4	0.2	1.3	1.0	4.9
Total Alternatives/Multi-Asset Solutions (2)	$3.2	$2.4	$3.4	$4.2	$15.0	$9.0	$22.6
Total Net Flows by Investment Service	$(2.3)	$(4.7)	$(7.1)	$0.8	$6.6	$(6.6)	$0.3
Active vs. Passive Net Flows
Actively Managed
Equity	$(6.4)	$(7.6)	$(10.9)	$(10.6)	$(12.5)	$(14.9)	$(34.1)
Fixed Income	—	1.9	1.6	(1.8)	1.9	0.6	1.8
Alternatives/Multi-Asset Solutions (2)	3.0	1.9	3.0	3.8	14.7	8.7	21.5
Total	$(3.4)	$(3.8)	$(6.3)	$(8.6)	$4.1	$(5.6)	$(10.8)
Passively Managed (1)
Equity	$1.1	$(1.0)	$(0.9)	$—	$2.5	$(0.6)	$1.6
Fixed Income	(0.2)	(0.4)	(0.3)	8.9	(0.3)	(0.8)	8.4
Alternatives/Multi-Asset Solutions (2)	0.2	0.5	0.4	0.5	0.3	0.4	1.1
Total	$1.1	$(0.9)	$(0.8)	$9.4	$2.5	$(1.0)	$11.1
Total Active vs Passive Net Flows	$(2.3)	$(4.7)	$(7.1)	$0.8	$6.6	$(6.6)	$0.3
Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services.

3Q 2026 Financial Supplement	18

Wealth Management - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						For the Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2025	12/31/2025	3/31/2026	6/30/2026	9/30/2026	Change	9/30/2025	9/30/2026	Change

Revenues
Net investment income (loss)	$3	$4	$3	$3	$4	33.3%	$8	$10	25.0%
Investment management, service fees and other income	496	544	538	541	578	16.5%	1,422	1,657	16.5%
Segment revenues	499	548	541	544	582	16.6%	1,430	1,667	16.6%

Benefits and other deductions
Commissions and distribution-related payments	320	350	348	353	369	15.3%	909	1,070	17.7%
Compensation and benefits, interest expense, financing fees and other operating costs and expense	101	108	121	112	114	12.9%	315	347	10.2%
Segment benefits and other deductions	421	458	469	465	483	14.7%	1,224	1,417	15.8%

Operating earnings (loss), before income taxes	78	90	72	79	99	26.9%	206	250	21.4%
Income taxes	(19)	(24)	(17)	(16)	(24)	(26.3)%	(52)	(57)	(9.6)%
Operating earnings (loss), before noncontrolling interest	59	66	55	63	75	27.1%	154	193	25.3%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$59	$66	$55	$63	$75	27.1%	$154	$193	25.3%

Summary Metrics

Pre-tax operating margin	15.6%	16.4%	13.3%	14.5%	17.0%		14.4%	15.0%

Advisory net new assets	$2,210	$2,148	$2,021	$1,992	$2,724	23.2%	$6,218	$6,736	8.3%

Total AUA	$118,196	$122,014	$131,037	$140,586	$140,439	18.8%	$118,196	$140,439	18.8%

Revenue by Activity Type

Investment management, service fees and other income:
Investment management and advisory fees	$197	$214	$229	$235	$253	28.4%	$562	$717	27.6%
Distribution fees	280	315	292	289	305	8.9%	811	886	9.2%
Interest income	11	11	9	9	11	—%	32	29	(9.4)%
Service and other income	8	4	8	8	9	12.5%	17	25	47.1%
Total Investment management, service fees and other income	$496	$544	$538	$541	$578	16.5%	$1,422	$1,657	16.5%

3Q 2026 Financial Supplement	19

Wealth Management - Select Operating Metrics

	For the Three Months Ended or As of					For the Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2025	12/31/2025	3/31/2026	6/30/2026	9/30/2026	9/30/2025	9/30/2026

AUA Roll-forward
Advisory assets :
Beginning assets	$73,293	$79,378	$82,594	$87,605	$95,748	$65,839	$82,594
Acquired assets	—	—	4,508	—	—	—	4,508
Net new assets	2,210	2,148	2,021	1,992	2,724	6,218	6,736
Market appreciation (depreciation) and other	3,875	1,068	(1,518)	6,151	(1,383)	7,321	3,251
Advisory ending assets	$79,378	$82,594	$87,605	$95,748	$97,089	$79,378	$97,089

Acquired assets, brokerage and direct	—	—	4,546	—	—	—	—
Brokerage and direct	38,818	39,420	38,886	44,838	43,350	38,818	43,350

Total Wealth Management assets (incl. acquired assets)	$118,196	$122,014	$131,037	$140,586	$140,439	$118,196	$140,439

Cash balances	$3,143	$3,299	$3,319	$3,256	$3,466	$3,143	$3,466

Advisors
Advisors	4,446	4,582	4,605	4,559	4,461	4,446	4,461
Revenue per advisor TTM (in thousands USD)	$426	$440	$456	$469	$487	$426	$487

3Q 2026 Financial Supplement	20

Corporate and Other - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						For the Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2025	12/31/2025	3/31/2026	6/30/2026	9/30/2026	Change	9/30/2025	9/30/2026	Change

Revenues
Policy charges, fee income and premiums	$433	$331	$362	$366	$262	(39.5)%	$1,666	$990	(40.6)%
Net investment income (loss)	183	104	39	86	45	(75.4)%	684	170	(75.1)%
Net derivative gains (losses)	(13)	(5)	2	(22)	(2)	84.6%	(16)	(22)	(37.5)%
Investment management, service fees and other income	134	127	122	118	128	(4.5)%	389	368	(5.4)%
Segment revenues	737	557	525	548	433	(41.2)%	2,723	1,506	(44.7)%

Benefits and other deductions
Policyholders’ benefits	438	312	315	356	209	(52.3)%	1,816	880	(51.5)%
Remeasurement of liability for future policy benefits	16	(7)	10	(13)	(17)	(206.3)%	2	(20)	N/M
Interest credited to policyholders’ account balances	96	43	51	54	54	(43.8)%	402	159	(60.4)%
Commissions and distribution-related payments	82	81	78	74	58	(29.3)%	237	210	(11.4)%
Amortization of deferred policy acquisition costs	50	49	49	50	48	(4.0)%	149	147	(1.3)%
Compensation and benefits, interest expense, financing fees and other operating costs and expense (1)	222	205	154	179	153	(31.1)%	660	486	(26.4)%
Segment benefits and other deductions	904	683	657	700	505	(44.1)%	3,266	1,862	(43.0)%

Operating earnings (loss), before income taxes	(167)	(126)	(132)	(152)	(72)	56.9%	(543)	(356)	34.4%
Income taxes	8	6	15	18	11	37.5%	75	44	(41.3)%
Operating earnings (loss), before noncontrolling interest	(159)	(120)	(117)	(134)	(61)	61.6%	(468)	(312)	33.3%
Less: Operating (earnings) loss attributable to the noncontrolling interest	(4)	(3)	(2)	(1)	(3)	25.0%	(8)	(6)	25.0%
Operating earnings (loss)	$(163)	$(123)	$(119)	$(135)	$(64)	60.7%	$(476)	$(318)	33.2%

Additional Detail

Net investment income (loss):
Investment income, excluding alternatives	$144	$76	$30	$82	$30	(79.2)%	$601	$142	(76.4)%
Alternative investment income	39	28	9	4	15	(61.5)%	83	28	(66.4)%
Total net investment income (loss)	$183	$104	$39	$86	$45	(75.4)%	$684	$170	(75.1)%

(1) Interest expense on EQH debt	$56	$52	$52	$54	$53	(6.5)%	$169	$159	(6.2)%

3Q 2026 Financial Supplement	21

Corporate and Other - Select Operating Metrics

	For the Three Months Ended or As of					For the Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2025	12/31/2025	3/31/2026	6/30/2026	9/30/2026	9/30/2025	9/30/2026

Individual Life (Net of Reinsurance)
First Year Premiums and Deposits:
Variable Universal Life	$91	$93	$74	$76	$90	$280	$240
Other	4	3	3	3	2	13	8
Total First Year Premiums and Deposits	$95	$96	$77	$79	$92	$293	$248

Renewal Premiums and Deposits:
Universal Life/ Indexed Universal Life	$121	$50	$54	$46	$60	$551	$160
Variable Universal Life	179	89	75	88	89	713	252
Other	41	28	46	21	33	205	100
Total Renewal Premiums and Deposits	$341	$167	$176	$155	$182	$1,469	$512

Total Premiums and Deposits	$436	$263	$253	$234	$274	$1,762	$760

Individual Life Benefit Ratio	93.9%	90.1%	83.1%	96.1%	57.9%	106.0%	78.3%

Individual Life In-force Face Amount (in billions USD)	$113.4	$116.6	$115.5	$117.9	$119.3	$113.4	$119.3

Employee Benefits
First Year Premiums and Deposits	$33	$28	$30	$28	$25	$99	$83
Renewal Premiums and Deposits	87	91	91	92	93	258	276
Total Premiums and Deposits	$120	$119	$121	$120	$118	$357	$359

Legacy Annuity
Net flows (1)	$(634)	$(796)	$(709)	$(663)	$(689)	$(1,933)	$(2,061)
Account value - balance, end of period	$20,939	$20,386	$19,061	$20,503	$19,486	$20,939	$19,486

Net Amount at Risk (NAR)
Total GMIB NAR	$2,370	$2,340	$2,383	$2,011	$1,792	$2,370	$1,792
Total GMDB NAR	$7,958	$7,852	$8,184	$7,219	$7,391	$7,958	$7,391

MRB Reserves (Net of Reinsurance)	$3,418	$3,374	$3,070	$2,646	$2,141	$3,418	$2,141

Notes:
(1) Net of the Venerable transaction

3Q 2026 Financial Supplement	22

Investments

3Q 2026 Financial Supplement	23

Consolidated Investment Portfolio Composition

	Balances as of
(in millions USD, unless otherwise indicated)	December 31, 2025		September 30, 2026
	Amount (1)	% of Total	Amount (1)	% of Total
Composition of investment portfolio
Fixed maturities, available-for-sale, at fair value	$77,162	57.9%	$81,216	55.9%
Fixed maturities, at fair value using the fair value option	2,943	2.2%	3,333	2.3%
Mortgage loans, at fair value using the fair value option	50	—%	71	0.1%
Mortgage loans on real estate	22,668	17.0%	24,596	16.9%
Policy loans	1,862	1.4%	1,845	1.3%
Other equity investments	3,779	2.8%	3,747	2.6%
Other invested assets	10,968	8.2%	10,934	7.5%
Subtotal investment assets	119,432	89.5%	125,742	86.6%
Trading securities	1,572	1.2%	1,911	1.3%
Total investments	121,004	90.7%	127,653	87.9%
Cash and cash equivalents	12,462	9.3%	17,527	12.1%
Total	$133,466	100.0%	$145,180	100.0%

General Account AFS Fixed maturities by industry (Based on amortized cost)
Corporate securities:
Finance	$14,676	17.9%	$16,539	18.4%
Manufacturing	9,904	12.1%	10,618	11.8%
Utilities	7,873	9.6%	8,355	9.3%
Services	7,328	8.9%	7,398	8.3%
Energy	2,373	2.9%	2,717	3.0%
Retail and wholesale	3,047	3.7%	3,197	3.6%
Transportation	2,162	2.6%	2,407	2.7%
Other	376	0.5%	551	0.6%
Total corporate securities	47,739	58.2%	51,782	57.7%
U.S. government and agency	5,040	6.2%	5,119	5.7%
Residential mortgage-backed (2)	7,093	8.7%	9,142	10.2%
Preferred stock	54	0.1%	54	0.1%
State & political	378	0.5%	359	0.4%
Foreign governments	556	0.7%	508	0.6%
Commercial mortgage-backed	4,814	5.9%	5,333	5.9%
Asset-backed securities	16,142	19.7%	17,418	19.4%
Total	$81,816	100.0%	$89,715	100.0%

General Account AFS Fixed maturities credit quality (3) (Based on amortized cost)
Aaa, Aa, A (NAIC Designation 1)	$56,880	69.5%	$64,253	71.6%
Baa (NAIC Designation 2)	23,488	28.7%	24,070	26.8%
Investment grade	80,368	98.2%	88,323	98.4%
Below investment grade (NAIC Designation 3 and 4)	1,448	1.8%	1,392	1.6%
Total	$81,816	100.0%	$89,715	100.0%

Notes:

(1) Investment data has been classified based on standard industry categorizations for domestic public holdings and similar classifications by industry for all other holdings.
(2) Includes publicly traded agency pass-through securities and collateralized obligations.
(3) Credit quality based on NAIC rating.

3Q 2026 Financial Supplement	24

Consolidated Results of General Account Investment Portfolio

	For the Nine Months Ended or As of				Year Ended or As of
(in millions USD, unless otherwise indicated)	September 30, 2025		September 30, 2026		December 31, 2025
	Yield	Amount (2)	Yield	Amount (2)	Yield	Amount (2)
Fixed Maturities:
Income (loss)	4.37%	$2,771	4.60%	$2,928	4.41%	$3,693
Ending assets		80,416		89,715		81,816
Mortgages:
Income (loss)	4.97%	786	5.42%	967	4.96%	1,061
Ending assets		22,150		24,671		22,718
Other Equity Investments (1):
Income (loss)	5.70%	151	4.41%	117	5.22%	185
Ending assets		3,527		3,559		3,519
Trading Securities:
Income	10.63%	54	5.96%	39	5.80%	42
Ending assets		863		940		804
Policy Loans:
Income	4.83%	142	4.97%	69	4.57%	168
Ending assets		1,855		1,845		1,862
Cash and Short-term Investments:
Income (loss)	4.03%	233	3.25%	271	3.94%	323
Ending assets		10,200		14,261		9,103
Total Net Investment Income:
Investment income	4.54%	4,137	4.65%	4,391	4.51%	5,472
Less: investment fees	(0.16)%	(148)	(0.18)%	(171)	(0.16)%	(199)
Investment income, net	4.38%	$3,989	4.47%	$4,220	4.35%	$5,273
General Account Ending Net Assets		$119,011		$134,991		$119,822
Operating Earnings adjustments:
AB and other non-General Account investment income (loss)		(17)		(188)		10
Operating Net investment income (loss)		$3,972		$4,032		$5,283
Notes:

(1) Includes, as of September 30, 2026, September 30, 2025 and December 31, 2025, $443 million, $424 million and $439 million of other invested assets. Amounts for certain consolidated VIE investments are shown net of associated non-controlling interest.
(2) Amount for fixed maturities and mortgages represents original cost, reduced by repayments, write-downs, adjusted amortization of premiums, accretion of discount and allowances. Cost for equity securities represents original cost reduced by write-downs; cost for other limited partnership interests represents original cost adjusted for equity in earnings and reduced by distributions.

3Q 2026 Financial Supplement	25

Additional Information

3Q 2026 Financial Supplement	26

Deferred Policy Acquisition Costs Rollforward

	For the Three Months Ended or As of					For the Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2025	12/31/2025	3/31/2026	6/30/2026	9/30/2026	9/30/2025	9/30/2026

Total
Beginning balance	$7,361	$7,430	$7,523	$7,584	$7,638	$7,170	$7,523
Capitalization of commissions, sales and issue expenses	283	312	301	295	308	857	904
Amortization	(201)	(205)	(209)	(214)	(230)	(584)	(653)
Recovery of acquisition cost (1)	(13)	(14)	(31)	(27)	(30)	(13)	(88)
Ending balance	$7,430	$7,523	$7,584	$7,638	$7,686	$7,430	$7,686

Retirement
Beginning balance	$4,972	$5,062	$5,162	$5,244	$5,314	$4,780	$5,162
Capitalization of commissions, sales and issue expenses	243	265	260	258	266	717	784
Amortization	(153)	(156)	(160)	(164)	(182)	(435)	(506)
Recovery of acquisition cost (1)	—	(9)	(18)	(24)	(24)	—	(66)
Ending balance	$5,062	$5,162	$5,244	$5,314	$5,374	$5,062	$5,374

Corporate and Other
Beginning balance	$2,389	$2,368	$2,361	$2,340	$2,324	$2,390	$2,361
Capitalization of commissions, sales and issue expenses	40	47	41	37	42	140	120
Amortization	(48)	(49)	(49)	(50)	(48)	(149)	(147)
Recovery of acquisition cost (1)	(13)	(5)	(13)	(3)	(6)	(13)	(22)
Ending balance	$2,368	$2,361	$2,340	$2,324	$2,312	$2,368	$2,312

Notes:
(1) Related to third party reinsurance transactions.

3Q 2026 Financial Supplement	27

Use of Non-GAAP Financial Measures

In addition to our results presented in accordance with U.S. GAAP, we report Non-GAAP Operating Earnings, and Non-GAAP operating common EPS, each of which is a measure that is not determined in accordance with U.S. GAAP. Management principally uses these Non-GAAP financial measures in evaluating performance because they present a clearer picture of our operating performance and they allow management to allocate resources. Similarly, management believes that the use of these Non-GAAP financial measures, together with relevant U.S. GAAP measures, provide investors with a better understanding of our results of operations and the underlying profitability drivers and trends of our business. These Non-GAAP financial measures are intended to remove from our results of operations the impact of market changes (where there is a mismatch in the valuation of assets and liabilities) as well as certain other expenses which are not part of our underlying profitability drivers or likely to re-occur in the foreseeable future, as such items fluctuate from period-to-period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for the U.S. GAAP measures. Other companies may use similarly titled Non-GAAP financial measures that are calculated differently from the way we calculate such measures. Consequently, our Non-GAAP financial measures may not be comparable to similar measures used by other companies.
We also discuss certain operating measures, including AUM, AUA, AV, Policy Reserves and certain other operating measures, which management believes provide useful information about our businesses and the operational factors underlying our financial performance.
Non-GAAP Operating Earnings
Non-GAAP Operating Earnings is an after-tax Non-GAAP financial measure used to evaluate our financial performance on a consolidated basis that is determined by making certain adjustments to our consolidated after-tax net income attributable to Holdings. The most significant of such adjustments relates to our derivative positions, which protect economic value and statutory capital, and the variable annuity product MRBs. This is a large source of volatility in net income.
Non-GAAP Operating Earnings equals our consolidated after-tax net income attributable to Holdings adjusted to eliminate the impact of the following items:
• Items related to variable annuity product features, which include: (i) changes in the fair value of MRB and purchased MRB, including the related attributed fees and claims, offset by derivatives and other securities used to hedge the MRB which result in residual net income volatility as the change in fair value of certain securities is reflected in OCI and due to our statutory capital hedge program; and (ii) market adjustments to deposit asset or liability accounts arising from reinsurance agreements which do not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk;
• Investment (gains) losses, which includes credit loss impairments of securities/investments, sales or disposals of securities/investments, realized capital gains/losses and valuation allowances;
• Net actuarial (gains) losses, which includes actuarial gains and losses as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period related to pension, other postretirement benefit obligations, and the one-time impact of the settlement of the defined benefit obligation;
• Other adjustments, which primarily include restructuring costs related to severance and separation, lease write-offs related to non-recurring restructuring activities, net derivative gains (losses) on certain Non-GMxB derivatives, net investment income from certain items including consolidated VIE investments, seed capital mark-to-market adjustments, unrealized gain/losses and realized capital gains/losses from sales or disposals of select securities, certain legal accruals, impact of the annual actuarial assumption updates attributable to LFPB when the majority of the impact relates to the non-core business, net results of businesses exited or to be exited as these are considered non-core, gains/losses from the sale of businesses; and
• Income tax expense (benefit) related to the above items and non-recurring tax items, which includes the effect of uncertain tax positions for a given audit period and changes to the deferred tax valuation allowance.
Because Non-GAAP Operating Earnings excludes the foregoing items that can be distortive or unpredictable, management believes that this measure enhances the understanding of the Company’s underlying drivers of profitability and trends in our business, thereby allowing management to make decisions that will positively impact our business.
We use the prevailing corporate federal income tax rate of 21% while taking into account any non-recurring differences for events recognized differently in our financial statements and federal income tax returns as well as partnership income taxed at lower rates when reconciling Net income (loss) attributable to Holdings to Non-GAAP Operating Earnings.

"Non-GAAP Operating ROE"
We calculate Non-GAAP Operating ROE by dividing Non-GAAP Operating Earnings for the previous twelve calendar months by consolidated average equity attributable to Holdings’ common shareholders, excluding AOCI. AOCI fluctuates period-to-period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our AFS securities. Therefore, we believe excluding AOCI is more effective for analyzing the trends of our operations.
Book Value per common share, excluding AOCI
We use the term “book value” to refer to “Total equity attributable to Holdings' common shareholders.” Book Value per common share, excluding AOCI, is our stockholder’s equity, excluding AOCI, divided by ending common shares outstanding.
Non-GAAP Operating Earnings per common share
Non-GAAP Operating Earnings per common share is calculated by dividing Non-GAAP Operating Earnings less preferred stock dividends by diluted common shares outstanding.

3Q 2026 Financial Supplement	28

Reconciliation of Non-GAAP Measures (1/3)

	For the Three Months Ended or As of					For the Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2025	12/31/2025	3/31/2026	6/30/2026	9/30/2026	9/30/2025	9/30/2026

Net income (loss) attributable to Holdings
Net income (loss) attributable to Holdings	$(1,309)	$215	$621	$(453)	$1,121	$(1,595)	$1,289
Adjustments related to:
Variable annuity product features (1)	978	258	(386)	1,522	(796)	2,123	340
Investment (gains) losses, net (2)	1,170	84	29	65	84	1,255	178
Net actuarial (gains) losses related to pension and other postretirement benefit obligations	19	9	14	14	14	41	42
Other adjustments (3)	(164)	21	148	(430)	125	(96)	(157)
Income tax expense (benefit) related to above adjustments	(437)	(62)	41	(246)	120	(714)	(85)
Non-recurring tax items	198	(12)	5	16	(73)	214	(52)
Non-GAAP Operating earnings (4)	$455	$513	$472	$488	$595	$1,228	$1,555

Net income (loss) attributable to Holdings	$(4.42)	$0.74	$2.19	$(1.63)	$4.10	$(5.27)	$4.62
Less: Preferred stock dividends	0.05	0.04	0.05	0.05	0.05	0.16	0.15
Net income (loss) available to Holdings' common shareholders	(4.47)	0.70	2.14	(1.68)	4.05	(5.43)	4.47
Adjustments related to:
Variable annuity product features (1)	3.30	0.89	(1.36)	5.47	(2.91)	7.02	1.22
Investment (gains) losses, net (2)	3.95	0.29	0.10	0.23	0.31	4.15	0.64
Net actuarial (gains) losses related to pension and other postretirement benefit obligations	0.06	0.03	0.05	0.05	0.05	0.14	0.15
Other adjustments (3)	(0.55)	0.07	0.53	(1.55)	0.46	(0.33)	(0.56)
Income tax expense (benefit) related to above adjustments	(1.48)	(0.21)	0.14	(0.88)	0.44	(2.36)	(0.30)
Non-recurring tax items	0.67	(0.04)	0.02	0.06	(0.27)	0.71	(0.19)
Non-GAAP Operating Earnings (loss) available to Holdings' common shareholders (4)	$1.48	$1.73	$1.62	$1.70	$2.13	$3.90	$5.43

Book Value per common share
Book Value per common share	$(3.18)	$(4.03)	$(2.83)	$(6.79)	$(10.69)	$(3.18)	$(10.69)
Less: Per share impact of AOCI	(21.41)	(22.17)	(22.39)	(23.68)	(30.86)	(21.41)	(30.86)
Book value per common share (ex. AOCI)	$18.23	$18.14	$19.56	$16.89	$20.17	$18.23	$20.17

Notes:
(1) As a result of the novation of certain Legacy VA policies completed during the first quarter of 2025, the Company recorded a loss of $499 million in pre-tax net income and an increase of $263 million in pre-tax AOCI, for a total impact loss of $236 million for the nine months ended September 30, 2025. The impact per common share was $1.65 for the nine months ended September 30, 2025.
(2) Includes $1.1 billion as a result of assets transferred related to the reinsurance transaction with RGA for the three and nine months ended September 30, 2025. The impact per common shares are $3.86 and $3.78 for the three and nine months ended September 30, 2025, respectively.
(3) Includes the following impacts on Non-VA derivatives: a loss of $7 million or $0.03 and a gain of $315 million or $1.13 on Non-VA derivatives for the three and nine months ended September 30, 2026, a loss of $176 million or $0.63 for the three months ended June 30, 2026, a loss of $146 million or $0.51 for the three months ended March 31, 2026, a gain of $41 million or $0.14 for the three months ended December 31, 2025, and a gain of $230 million or $0.78 and $262 million or $0.87 for the three and nine months ended September 30, 2025, respectively.
(4) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.

3Q 2026 Financial Supplement	29

Reconciliation of Non-GAAP Measures (2/3)

	As of and for the Twelve Months Ended
(in millions USD, unless otherwise indicated)	3/31/2026	6/30/2026	9/30/2026

Net Income to Non-GAAP Operating Earnings
Net income (loss) attributable to Holdings	$(822)	$(926)	$1,504
Adjustments related to:
Variable annuity product features	1,784	2,372	598
Investment (gains) losses	1,354	1,348	262
Net actuarial (gains) losses related to pension and other postretirement benefit obligations	53	56	51
Other adjustments	(132)	(425)	(136)
Income tax expense (benefit) related to above adjustments	(643)	(704)	(147)
Non-recurring tax items	198	207	(64)
Non-GAAP Operating Earnings	$1,792	$1,928	$2,068

Return on Equity and Non-GAAP Operating Return on Equity - Trailing twelve months
Net income (loss) attributable to Holdings	$(822)	$(926)	$1,504
Less: Preferred stock	(61)	(56)	(54)
Net income (loss) available to Holdings' common shareholders	$(883)	$(982)	$1,450
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$5,817	$5,132	$5,168

Return on Equity (ex. AOCI)	(15.2)%	(19.1)%	28.1%

Non-GAAP Operating Earnings	$1,792	$1,928	$2,068
Less: Preferred stock	(61)	(56)	(54)
Non-GAAP Operating Earnings available to Holdings' common shareholders	$1,731	$1,872	$2,014
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$5,817	$5,132	$5,168

Non-GAAP Operating Return on Equity (ex. AOCI)	29.8%	36.5%	39.0%

3Q 2026 Financial Supplement	30

Reconciliation of Non-GAAP Measures (3/3)

	Balances as of
(in millions USD, unless otherwise indicated)	12/31/2024	3/31/2025	6/30/2025	9/30/2025	12/31/2025	3/31/2026	6/30/2026	9/30/2026

Equity Reconciliation - Quarter-end Balances
Total equity attributable to Holdings' shareholders	$1,565	$2,401	$1,149	$148	$(74)	$273	$(785)	$(1,803)
Less: Preferred Stock	1,507	1,507	1,228	1,068	1,068	1,068	1,068	1,068
Total equity attributable to Holdings' common shareholders	58	894	(79)	(920)	(1,142)	(795)	(1,853)	(2,871)
Less: Accumulated other comprehensive income (loss)	(8,712)	(7,567)	(7,432)	(6,191)	(6,280)	(6,300)	(6,465)	(8,286)
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$8,770	$8,461	$7,353	$5,271	$5,138	$5,505	$4,612	$5,415

	Balances as of
(in millions USD, unless otherwise indicated)	12/31/2024	3/31/2025	6/30/2025	9/30/2025	12/31/2025	3/31/2026	6/30/2026	9/30/2026

Equity Reconciliation - Twelve Month Rolling Average
Total equity attributable to Holdings' shareholders	$2,089	$2,191	$2,079	$1,316	$906	$374	$(110)	$(597)
Less: Preferred Stock	1,548	1,535	1,451	1,328	1,218	1,108	1,068	1,068
Total equity attributable to Holdings' common shareholders	541	656	628	(12)	(312)	(734)	(1,178)	(1,665)
Less: Accumulated other comprehensive income (loss)	(8,045)	(7,889)	(7,578)	(7,476)	(6,868)	(6,551)	(6,309)	(6,833)
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$8,586	$8,545	$8,206	$7,464	$6,556	$5,817	$5,131	$5,168

3Q 2026 Financial Supplement	31

Glossary of Selected Financial and Product Terms

Account Value (“AV”) - AV generally equals the aggregate policy account value of our retirement and protection products. General Account AV refers to account balances in investment options that are backed by the General Account while Separate Accounts AV refers to Separate Accounts investment assets. AV is reflected net of reinsurance.
Advisory Assets - Assets invested in a variety of investments using an asset allocation model designed for the client’s objectives. The client is charged a fee based on the value of the assets in the account.
Annualized premiums - 100% of first year recurring premiums (up to target) and 10% of excess first year premiums or first year premiums from single premium products.
Assets Under Administration (“AUA”) - AUA includes non-insurance client assets that are invested in our savings and investment products or serviced by our Equitable Advisors platform. We provide administrative services for these assets and generally record the revenues received as distribution fees.
Assets Under Management (“AUM”) - AUM means investment assets that are managed by one of our subsidiaries and includes: (i) assets managed by AB; (ii) the assets in our General Account investment portfolio; and (iii) the Separate Account assets of our Retirement and Life businesses. Total AUM reflects exclusions between segments to avoid double counting.
Average Account Value (TTM) - Calculated as an average of the previous twelve calendar months total Account Value balance, net of embedded derivative instruments where applicable.
Benefit base - A notional amount (not actual cash value) used to calculate the owner’s guaranteed benefits within an annuity contract. The death benefit and living benefit within the same contract may not have the same benefit base.
Brokerage Assets - Brokerage accounts which allow clients a variety of investments, including mutual funds, exchange traded products, equities and fixed income, to be managed in one account. The client is charged for all buy and sell transactions.
Current Product Offering (Retirement) - Products sold 2011 and later.
Deferred policy acquisition costs (“DAC”) - Represents the incremental costs related directly to the successful acquisition of new and certain renewal insurance policies and annuity contracts and which have been deferred on the balance sheet as an asset.
Direct Assets - Mutual Funds purchased through and registered directly with an asset management company. No other agents, such as brokers or distributors, are involved in the transactions.
Equitable Advisors - means Equitable Advisors, LLC, a Delaware limited liability company, our retail broker/dealer for our retirement and protection businesses and a wholly-owned indirect subsidiary of Holdings.
Fixed Rate (Retirement) - Pre-2011 GMxB products.
FYP - First year premium and deposits.
GMxB - A general reference to all forms of variable annuity guaranteed benefits, including guaranteed minimum living benefits, or GMLBs (such as GMIBs, GMWBs and GMABs), and guaranteed minimum death benefits, or GMDBs (inclusive of return of premium death benefit guarantees).
Gross premiums - FYP and Renewal premium and deposits.
Guaranteed minimum death benefits (“GMDB”) - An optional benefit (available for an additional cost) that guarantees an annuitant’s beneficiaries are entitled to a minimum payment based on the benefit base, which could be greater than the underlying AV, upon the death of the annuitant.
Guaranteed minimum income benefits (“GMIB”) - An optional benefit (available for an additional cost) where an annuitant is entitled to annuitize the policy and receive a minimum payment stream based on the benefit base, which could be greater than the underlying AV.
Guaranteed minimum living benefits (“GMLB”) - A reference to all forms of guaranteed minimum living benefits, including GMIBs, GMWBs and GMABs (does not include GMDBs).
Individual Life Benefit Ratio - Policyholders’ benefits as a percent of policy charges, fee income and premium and investment management and services fees (net of reinsurance).
Invested assets - Includes fixed maturity securities, equity securities, mortgage loans, policy loans, alternative investments and short-term investments.
Liability for future policy benefits - the liability related to life insurance policies such as non-participating traditional life insurance policies (Term) and limited pay contracts (Payout, Pension).
Life Reserves - Equals the aggregate value of Policyholders’ account balances and future policy benefits for policies.
Market risk benefits - (“MRBs”) are contracts or contract features that provide protection to the contract holder from other than nominal capital market risk and expose the Company to other than nominal capital market risk. Market risk benefits include contract features that provide minimum guarantees to policyholders and include GMIB, GMDB, GMWB, GMAB, and ROP DB benefits.
Net flows - Net change in customer account balances in a period including, but not limited to, gross premiums, surrenders, withdrawals and benefits. It excludes investment performance, interest credited to customer accounts and policy charges.
Net interest margin - Net investment income (loss) plus net derivative gains (losses) less interest credited to policyholder's account balances.
Net long-term flows - Net change of assets under management in a period which includes new sales net of redemptions of mutual funds and terminations of separately managed accounts and cash flow which includes both cash invested or withdrawn by existing clients. In addition, cash flow includes fees received from certain clients. It excludes the impact of the markets.
Net new assets - Consists of total client deposits into advisory accounts less total client withdrawals from advisory accounts, plus dividends, plus interest, minus advisory fees. AUA reflects adjusted balances with no financial impact.
Premiums and deposits - Amounts a policyholder agrees to pay for an insurance policy or annuity contract that may be paid in one or a series of payments as defined by the terms of the policy or contract.
Pre-tax operating margin - Calculated as operating earnings, before income taxes, divided by revenue.
Renewal premium and deposits - Premiums and deposits after the first twelve months of the policy or contract.

3Q 2026 Financial Supplement	32

Glossary of Selected Financial and Product Terms

Return of Premium (“ROP”) death benefit - This death benefit pays the greater of the account value at the time of a claim following the owner’s death or the total contributions to the contract (subject to adjustment for withdrawals). The charge for this benefit is usually included in the M&E fee that is deducted daily from the net assets in each variable investment option. We also refer to this death benefit as the Return of Principal death benefit.
Return on Assets - Calculated as trailing twelve months operating earnings (loss), before income taxes, divided by trailing twelve months average account value, net of embedded derivative instruments.
Return on Equity (ex. AOCI) - Calculated as trailing twelve months net income (loss) attributable to Holdings' common shareholders divided by average equity attributable to Holdings' common shareholders, excluding Accumulated Other Comprehensive Income (“AOCI”).
Revenue per advisor - Calculated as trailing twelve months revenue divided by the average number of advisors for each of the most recent four quarters.
Trailing Twelve Months ("TTM") - The twelve calendar months preceding the balance sheet date of a given reporting period.

3Q 2026 Financial Supplement	33

Analyst Coverage, Ratings & Contact Information

Analyst Coverage

Firm	Analyst			Phone Number

Barclays	Alex Scott			1 (212) 526-1561
BMO	Jack Matten			1 (212) 671-8000
Deutsche Bank	Cave Montazeri			1 (212) 250-2798
Dowling & Partners	Joel Hurwitz			1 (860) 676-7312
Evercore ISI	Thomas Gallagher			1 (212) 446-9439
Jefferies	Suneet Kamath			1 (212) 778-8602
J.P. Morgan	Pablo Singzon II			1 (212) 622-2295
KBW	Ryan Krueger			1 (860) 722-5930
Mizuho Securities	Yaron Kinar			1 (646) 445-0248
Morgan Stanley	Bob Jian Huang			1 (212) 761-6136
Raymond James	Wilma Burdis			1 (727) 567-9371
Truist Securities	Mark Hughes			1 (615) 748-4422
UBS	Michael Ward			1 (917) 270-2483
Wells Fargo Securities	Wes Carmichael			1 (212) 214-5335
Wolfe Research	Tracy Dolin-Benguigui			1 (646) 419-2560

This list is provided for informational purposes only. Equitable Holdings does not endorse the analyses, conclusions or recommendations contained in any reports issued by these or any other analysts.

Ratings

		A.M. Best	S&P	Moody’s
Last review date		Mar '26	Mar '26	Mar '26

Financial Strength Ratings:
Equitable Financial Life Insurance Company		A	A+	A1
Equitable Financial Life Insurance Company of America		A	A+	A1

Credit Ratings:
Equitable Holdings, Inc.		bbb+	A-	Baa1

Investor and Media Contacts

Contact Investor Relations			Contact Media Relations
Erik Bass			Laura Yagerman
IR@equitable.com			MediaRelations@equitable.com
ir.equitableholdings.com

3Q 2026 Financial Supplement	34